Exhibit 99.2

PRESS RELEASE

FOR IMMEDIATE RELEASE

13-21

Contacts:
Investors - Kip Rupp, CFA	Media – Deborah Buks and Molly LeCronier
Quanta Services, Inc.	Ward Creative Communications
713-629-7600	713-869-0707

QUANTA SERVICES ANNOUNCES THREE—YEAR $500 MILLION SHARE REPURCHASE PROGRAM

HOUSTON, Dec. 6, 2013 — Quanta Services, Inc. (NYSE: PWR) today announced that its board of directors has authorized the repurchase of up to $500 million of Quanta’s common stock over the next three years. Under the stock repurchase program, the company is authorized to repurchase, from time-to-time, shares of its outstanding common stock in the open market or in privately negotiated transactions, at management’s discretion based on market and business conditions, applicable legal requirements and other factors, or pursuant to an issuer repurchase plan or agreement that may be in effect.

“The authorization of this share repurchase program reflects the board of directors’ and management’s confidence in Quanta’s long-term growth opportunities and commitment to delivering increased value to our shareholders,” said Jim O’Neil, president and chief executive officer of Quanta Services. “Quanta’s strong balance sheet and disciplined approach to capital allocation should allow for continued investment in our business while opportunistically returning capital to our shareholders.”

The repurchase program authorized by Quanta’s board of directors does not obligate Quanta to acquire any specific amount of common stock and will continue until otherwise modified or terminated by Quanta’s board at any time at its sole discretion and without notice.

ABOUT QUANTA SERVICES

Quanta Services is a leading specialized contracting services company, delivering infrastructure solutions for the electric power and natural gas and pipeline industries. Quanta’s comprehensive services include designing, installing, repairing and maintaining energy infrastructure. Additionally, Quanta licenses point-to-point fiber optic telecommunications infrastructure in certain markets and offers related design, procurement, construction and maintenance services. With operations throughout North America and in certain international markets, Quanta has the manpower, resources and expertise to safely complete projects that are local, regional, national or international in scope. For more information, visit www.quantaservices.com.

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Forward Looking Statements

This press release (and oral statements regarding the subject matter of this release) contains forward- looking statements intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements concerning the long-term strategy and growth prospects of Quanta, the ability to deliver increased value and return capital to shareholders, and the strategic use of Quanta’s balance sheet, as well as statements reflecting expectations, intentions, assumptions or beliefs about future events, and other statements that do not relate strictly to historical or current facts. Although Quanta’s management believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. These statements can be affected by inaccurate assumptions and by a variety of risks and uncertainties that are difficult to predict or beyond our control, including, among others, the effects of industry, economic or political conditions outside of the control of Quanta; quarterly variations in operating results; adverse economic and financial conditions, including weakness in the capital markets; trends and growth opportunities in relevant markets; delays, reductions in scope or cancellations of anticipated, pending or existing projects, including as a result of weather, regulatory or environmental processes, project performance issues, or our customers’ capital constraints; the successful negotiation, execution, performance and completion of anticipated, pending and existing contracts, including the ability to obtain awards of projects on which we bid or are otherwise discussing with customers; the ability to attract skilled labor and retain key personnel and qualified employees; potential shortage of skilled employees; the ability to generate internal growth; competition in Quanta’s business, including the ability to effectively compete for new projects and market share; potential failure of renewable energy initiatives, the economic stimulus package or other existing or potential legislative actions to result in increased demand for Quanta’s services; liabilities associated with multi-employer pension plans, including underfunding of liabilities and termination or withdrawal liabilities; the possibility of increases in the liability associated with Quanta’s withdrawal from a multi-employer pension plan; liabilities for claims that are self-insured or not insured; the effect of natural gas, natural gas liquids and oil prices on Quanta’s operations and growth opportunities; the future development of natural resources in shale areas; the inability of customers to pay for services; the failure to recover on payment claims against project owners or to obtain adequate compensation for customer-requested change orders; the ability to realize backlog; risks associated with operating in international markets, including instability of foreign governments, currency fluctuations, tax and investment strategies and compliance with the laws of foreign jurisdictions as well as the U.S. Foreign Corrupt Practices Act and other applicable anti-bribery and anti-corruption laws; the ability to successfully identify, complete, integrate and realize synergies from acquisitions; the potential adverse impact resulting from uncertainty surrounding acquisitions, including the ability to retain key personnel from the acquired businesses and the potential increase in risks already existing in Quanta’s operations; the adverse impact of impairments of goodwill and other intangible asset or investments; growth outpacing our decentralized management and infrastructure; requirements relating to governmental regulation and changes thereto; inability to enforce our intellectual property rights or the obsolescence of such rights; risks related to the implementation of an information technology solution; the impact of a unionized workforce on operations, including labor stoppages or interruptions due to strikes or lockouts; potential liabilities relating to occupational health and safety matters; our dependence on suppliers, subcontractors and equipment manufacturers; risks associated with Quanta’s fiber optic licensing business, including regulatory and tax changes and the potential inability to realize a return on capital investments; beliefs and assumptions about the collectability of receivables; the cost of borrowing, availability of credit, fluctuations in the price and volume of Quanta’s common stock, debt covenant compliance, interest rate fluctuations and other factors affecting financing and investing activities; the ability to access sufficient funding to finance desired growth and operations; the ability to obtain performance bonds; potential exposure to environmental liabilities; the ability to continue to meet the requirements of the Sarbanes-Oxley Act of 2002; rapid technological and structural changes that could reduce the demand for services; the impact of increased healthcare costs arising from healthcare reform legislation, and other risks and uncertainties detailed in Quanta’s Annual Report on Form 10-K for the year ended Dec. 31, 2012 and Quanta’s Quarterly Report on Form 10-Q for the quarters ended Mar. 31, 2013, June 30, 2013 and Sept. 30, 2013 and any other documents that Quanta files with the Securities and Exchange Commission (SEC). Should one or more of these risks materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expressed or implied in any forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which are current only as of this date. Quanta does not undertake and expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For a discussion of these risks, uncertainties and assumptions, investors are urged to refer to Quanta’s documents filed with the SEC that are available through the company’s website at www.quantaservices.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at www.sec.gov